UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 18, 2010

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City,  New Jersey                             07302
(Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2010, Bel Fuse Inc. (the “Company”) held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company’s definitive proxy materials filed with the SEC on April 16, 2010.

As indicated in the Company’s proxy statement, holders of record of the Company’s Class A Common Stock at the close of business on April 9, 2010 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 2,174,912 shares of Class A Common Stock outstanding.  However, as a result of protective provisions in the Company’s Certificate of Incorporation described in the proxy statement, the voting rights of two shareholders of the Company, FMR LLC (“FMR”) and GAMCO Investors, Inc. et. al. (“GAMCO”), were suspended and all of the shares of Class A Common Stock beneficially owned by such shareholders were not included by the Company in determining the number of shares entitled to vote at the Annual Meeting. According to filings made by each of FMR and GAMCO with the Securities and Exchange Commission, such shareholders beneficially owned in the aggregate 832,393 shares of Class A Common Stock on the record date. Accordingly, a total of 1,342,519 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters to come before the meeting.  However, based on the voting results described below, it appears that FMR and GAMCO voted their shares, although the Company is not able to verify which votes were cast by these two entities.

A total of 2,110,639 shares were represented in person or by proxy at the Company’s Annual Meeting.  The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal One: The election of three persons, named in the proxy statement, to serve as directors for three year terms.  The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes:

Name	For	Withheld	Abstentions/Broker Non-Votes
Daniel Bernstein	1,824,051	68,792	217,796
Peter Gilbert	1,825,426	67,417	217,796
John S. Johnson	1,825,276	67,567	217,796

Proposal Two:  The ratification of the designation of Deloitte & Touche LLP to audit the Company’s books and accounts for 2010.  This proposal was approved by the following votes:

For:  2,082,057; Against:  28,406; Abstentions:  176 and Broker Non-Votes:  0.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.

Dated: May 20, 2010	By:	/s/ Colin Dunn
Name: Colin Dunn
Title: Vice President of Finance